UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	Prudential Global Short Duration High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2014

Date of reporting period:	7/31/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»CLOSED-END FUNDS

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

ANNUAL REPORT • JULY 31, 2014

Fund Type

Short Duration, High Yield Bond

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIM is a Prudential Financial company. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2014

Dear Shareholder:

We hope you find the annual report for Prudential Global Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the 12-month period ended July 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Short Duration High Yield Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, Prudential Investments, LLC and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Global Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments of issuers located around the world, including emerging markets.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (“Moody’s”); BB, B by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”); or are comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are considered by PIM to be of comparable quality.

Performance Snapshot as of 7/31/14
Price Per Share	Total Return For 12 Months Ended 7/31/14
$18.45 (NAV)	6.85%
$16.94 (Market Price)	7.39%

Total returns are based on changes in net asset value (“NAV”) or market price. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 7/31/14
Duration	2.8 years	Average Maturity	4.4 years

Duration shown is leverage adjusted. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

2	Visit our website at www.prudentialfunds.com

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/14
A	0.3%
BBB	2.1
BB	42.3
B	50.5
CCC	4.6
Not Rated	0.6
Cash/Cash Equivalents	–0.4
Total Investments	100.0%

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

Yield and Dividends as of 7/31/14
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/14
$1.50	$0.125	8.85%

Yield at Market Price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of July 31, 2014.

Prudential Global Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period that ended July 31, 2014, the Prudential Global Short Duration High Yield Fund’s (the Fund) NAV per share declined by $0.25 from $18.70 to $18.45. Including the reinvestment of dividends, the Fund returned 6.85%, underperforming the 7.16% return of the Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index. The Fund also underperformed the 9.68% return of the Lipper Closed End Global Income Funds Average. The Fund’s market price declined by $0.24, from $17.18 to $16.94 for the period. The Fund’s market price total returns, including the reinvestment of dividends, was 7.42% for the period.

What were conditions like in the short-duration global high yield corporate bond market?

Global high yield bonds performed very well throughout the reporting period. The short duration, higher-quality sub-style of global high yield bonds, as measured by the Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index (the Index), also performed well, returning 7.16% for the reporting period.

Despite periodic bouts of volatility, the global high yield market was fueled during the period by a continuing search for yield, against a backdrop of strong fundamentals for high yield issuers and default rates well below historical averages. Average high yield bond prices rose $1.34 while credit spreads—the amount of extra yield that high yield bonds provide over other bonds of similar duration—narrowed by roughly 100 basis points (a basis point is one-hundredth of a percentage point). The average yield to worst of the Index fell by approximately 85 bps to 4.31%. The yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

During the period, CCC-rated bonds performed best, returning 9.48%. Higher-quality tiers modestly underperformed, with BB-rated and B-rated bonds returning 7.12% and 7.38%, respectively. Insurance, banking, and non-U.S. sovereign debt were among the best performers, with each returning more than 8%. Media and entertainment, chemicals, and aerospace and defense all lagged, each returning less than 6%.

What strategies proved most beneficial to the Fund’s performance?

•	Strong security selection within healthcare and pharmaceuticals and in metals added to relative performance.

•

In terms of individual issuer selection, the Fund’s positions in cable companies Numericable Group and Dish Network contributed positively to performance, as did the French vegetable oil provider, Bertin SA.

•	In addition, the Fund benefited from its avoidance of the bonds of Ukrainian sovereign debt and Portuguese bank Banco Espirito Santo SA.

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•	The Fund benefited from underweight positions relative to the Index in non-captive finance, building materials, and construction, which were sectors that underperformed the overall high yield market.

What strategies detracted most from the Fund’s performance?

•	Underweight positions versus the Index in the banking, insurance, and non-U.S. sovereign debt sectors hurt performance, as these sectors outperformed the overall high yield market.

•	Security selection within the capital goods and technology sectors detracted from returns.

•	In terms of individual issuer selection, the Fund’s overweight to gaming company Caesars Entertainment and its underweight in U.K. bank Royal Bank of Scotland were the largest individual detractors.

How did the Fund’s leverage strategy affect its performance?

•	The Fund’s use of leverage positively contributed to results as the returns of the securities purchased were in excess of the cost of borrowing.

•	As of July 31, 2014, the Fund had borrowed approximately $316 million and was about 29.5% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 27.9%.

Prudential Global Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview (continued)

Benchmark Definitions

Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index

The Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of short duration higher-rated high yield bonds in the United States, developed markets, and emerging markets.

Source: Barclays.

Lipper Closed End Global Income Average

The Lipper Closed End Global Income Average represents the average return of the funds in the Closed-End Global Income Funds category. Such funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “GHY,” and its closing market price is available online on most financial websites and may be available in most newspapers under the New York Stock Exchange (“NYSE”) listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call 1 (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

6	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of July 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 140.8%

BANK LOANS(a) 10.9%

Automotive 0.7%
Alliance Auto	8.000%	11/26/20	EUR	3,000	$4,012,118
Schaeffler AG (Germany)	3.750	04/30/20	EUR	814	1,090,645

					5,102,763

Cable 1.2%
Newsday LLC	3.655	10/12/16		3,692	3,696,923
Ziggo BV	3.500	01/15/22	EUR	1,228	1,614,986
Ziggo BV	3.500	01/15/22	EUR	868	1,155,425
Ziggo BV	3.500	01/15/22	EUR	746	981,091
Ziggo BV	3.500	01/15/22	EUR	1,158	1,541,453

					8,989,878

Capital Goods 1.5%
British Car Auctions Ltd. (United Kingdom)	4.959	02/29/20	EUR	3,000	3,997,054
Laureate Education, Inc.	5.000	06/16/18		2,462	2,382,078
Neff Rental LLC	7.250	06/09/21		1,265	1,256,303
OGF SA (France)	4.091	10/30/20	EUR	2,500	3,358,975

					10,994,410

Chemicals 0.5%
Axalta Coating Systems (US Holdings), Inc.	4.000	02/01/20		997	991,663
Colouroz Investment 2 LLC	4.750	09/30/21		2,800	2,798,250

					3,789,913

Electric 0.1%
Energy Future Intermediate Co. LLC	4.250	06/20/16		1,000	1,002,750

Energy—Other 0.3%
Samson Co-invest I LP	5.000	09/25/18		2,300	2,292,608

Foods 1.3%
Agrokor DD Spv2 (Croatia), PIK	9.500	06/04/18	EUR	4,700	6,340,720
Jacobs Douwe Egberts	4.250	07/23/21	EUR	2,900	3,810,425

					10,151,145

Gaming 0.9%
Gala Group Finance PLC (United Kingdom)	5.498	05/27/18	GBP	4,000	6,791,207

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Healthcare & Pharmaceutical 0.2%
Catalent Pharma Solutions, Inc.	6.500%	12/29/17		1,700	$1,704,250

Non-Captive Finance 2.7%
RBS WorldPay, Inc. (United Kingdom)	5.750	11/29/19	GBP	1,800	3,054,144
Santander Asset Management	5.000	12/17/20	GBP	2,488	4,204,908
Scandlines GmbH (Germany)	4.596	11/04/20	EUR	5,000	6,745,447
Scout24 AG	4.344	02/28/21	EUR	5,000	6,740,667

					20,745,166

Retailers 0.8%
Alliance Boots Ltd. (United Kingdom)	3.480	07/09/15	GBP	1,494	2,520,351
Alliance Boots Ltd. (United Kingdom)	3.980	07/09/17	GBP	2,000	3,376,610

					5,896,961

Technology 0.7%
Avago Technologies Finance Pte Ltd.	3.750	05/06/21		5,000	4,988,250

TOTAL BANK LOANS (cost $81,323,760)					82,449,301

CORPORATE BONDS 74.5%

Aerospace & Defense 1.2%
Ducommun, Inc., Gtd. Notes(b)	9.750	07/15/18		3,675	4,051,687
Michael Baker International, Inc., Sr. Sec’d. Notes, 144A(b)	8.250	10/15/18		4,725	4,937,625

					8,989,312

Automotive 2.0%
Allison Transmission, Inc., Gtd. Notes, 144A	7.125	05/15/19		725	768,500
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes(b)	8.000	06/15/19		9,125	9,718,125
General Motors Co., Sr. Unsec’d. Notes(b)	3.500	10/02/18		2,300	2,311,500
Lear Corp., Gtd. Notes(b)	8.125	03/15/20		2,420	2,589,400

					15,387,525

Building Materials & Construction 4.2%
Beazer Homes USA, Inc., Gtd. Notes	5.750	06/15/19		2,050	2,014,125
Sr. Sec’d. Notes(b)	6.625	04/15/18		4,000	4,200,000

See Notes to Financial Statements.

8

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $3,108,750; purchased 07/30/14)(c)(d)	6.875%	08/15/18	3,000	$3,105,000
D.R. Horton, Inc., Gtd. Notes(b)	6.500	04/15/16	2,525	2,689,125
KB Home, Gtd. Notes(b)	4.750	05/15/19	1,250	1,234,375
Lennar Corp., Gtd. Notes(b)	4.500	06/15/19	3,125	3,125,000
Standard Pacific Corp., Gtd. Notes(b)	8.375	05/15/18	3,050	3,499,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750	04/15/20	2,022	2,163,540
US Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18	5,500	5,898,750
Weyerhaeuser Real Estate Co., Sr. Unsec’d. Notes, 144A(b)	4.375	06/15/19	3,875	3,816,875

				31,746,665

Cable 4.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes(b)	7.750	04/15/18	2,065	2,297,313
Sr. Unsec’d. Notes(b)	8.625	09/15/17	9,046	10,312,440
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	7.000	01/15/19	5,765	6,010,013
Gtd. Notes(b)	7.250	10/30/17	9,355	9,752,587
Gtd. Notes(b)	8.125	04/30/20	3,245	3,459,981

				31,832,334

Capital Goods 5.1%
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $1,371,875; purchased 01/16/14 - 02/12/14)(b)(c)(d)	7.000	02/01/19	1,350	1,404,000
Clean Harbors, Inc., Gtd. Notes	5.250	08/01/20	950	957,125
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $1,526,000; purchased 03/21/14)(b)(c)(d)	8.750	12/15/19	1,400	1,554,000
Laureate Education, Inc., Gtd. Notes, 144A(b)	9.250	09/01/19	3,900	3,900,000
Light Tower Rentals, Inc., Sr. Sec’d. Notes, 144A(b)	8.125	08/01/19	1,175	1,195,563
Polymer Group, Inc., Sr. Sec’d. Notes(b)	7.750	02/01/19	1,110	1,165,500

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A(b)	7.000%	05/15/18		4,950	$5,185,125
SPX Corp., Gtd. Notes(b)	6.875	09/01/17		6,205	6,778,962
Terex Corp., Gtd. Notes(b)	6.500	04/01/20		5,850	6,215,625
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $6,120,000; purchased 07/28/14)(c)(d)	7.500	02/15/19		6,000	6,240,000
United Rentals North America, Inc., Sec’d. Notes(b)	5.750	07/15/18		3,500	3,659,250

					38,255,150

Chemicals 1.1%
Axalta Coating Systems US Holdings Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A	7.375	05/01/21		500	531,250
Celanese US Holdings LLC, Gtd. Notes	6.625	10/15/18		605	629,200
Hexion US Finance Corp., Sr. Sec’d. Notes	8.875	02/01/18		2,000	2,064,000
Huntsman International LLC, Gtd. Notes(b)	8.625	03/15/20		1,500	1,597,500
Koppers, Inc., Gtd. Notes(b)	7.875	12/01/19		2,500	2,631,250
Olin Corp., Sr. Unsec’d. Notes	8.875	08/15/19		500	522,900
PetroLogistics LP/PetroLogistics Finance Corp., Gtd. Notes	6.250	04/01/20		225	246,375

					8,222,475

Consumer 2.4%
AA Bond Co. Ltd. (United Kingdom), Sec’d. Notes, RegS	9.500	07/31/43	GBP	4,000	7,512,958
Gibson Brands, Inc., Sr. Sec’d. Notes, 144A (original cost $781,875; purchased 05/13/14)(c)(d)	8.875	08/01/18		750	757,500
Jarden Corp., Gtd. Notes(b)	7.500	05/01/17		3,000	3,345,000
Service Corp. International, Sr. Unsec’d. Notes(b)	7.000	06/15/17		6,000	6,645,000

					18,260,458

Electric 1.5%
AES Corp. (The),
Sr. Unsec’d. Notes(b)	3.229(a)	06/01/19		2,000	1,990,000

See Notes to Financial Statements.

10

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Sr. Unsec’d. Notes(b)	8.000%	10/15/17	1,365	$1,566,337
DPL, Inc., Sr. Unsec’d. Notes(b)	6.500	10/15/16	1,250	1,325,000
Mirant Mid Atlantic LLC, Series B, Pass-Through Trust, Pass-Through Certificates(b)	9.125	06/30/17	626	666,241
NRG Energy, Inc., Gtd. Notes(b)	7.625	01/15/18	1,575	1,748,250
Gtd. Notes(b)	8.250	09/01/20	2,750	2,956,250
Reliant Energy Mid-Atlantic Power, Series B, Pass-Through Certificates(b)(d)	9.237	07/02/17	797	836,409

				11,088,487

Energy—Other 1.3%
Energy XXI Gulf Coast, Inc., Gtd. Notes(b)	9.250	12/15/17	775	809,875
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes(b)	9.375	05/01/20	2,500	2,768,750
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A (original cost $5,424,300; purchased 03/15/13 - 03/18/13)(b)(c)(d)	8.000	02/15/20	4,920	5,239,800
PHI, Inc., Gtd. Notes, 144A(b)	5.250	03/15/19	1,475	1,482,375

				10,300,800

Foods 1.4%
Constellation Brands, Inc., Gtd. Notes(b)	7.250	09/01/16	1,100	1,201,750
Pilgrim’s Pride Corp., Gtd. Notes(b)	7.875	12/15/18	2,000	2,100,000
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A(b)	5.250	08/01/18	1,450	1,486,250
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d Notes(b)	8.875	12/15/17	5,250	5,683,125

				10,471,125

Gaming 6.1%
Boyd Gaming Corp., Gtd. Notes(b)	9.125	12/01/18	9,660	10,070,550
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes(b)	11.250	06/01/17	8,068	7,099,840
Caesars Entertainment Resort Properties LLC, Sr. Sec’d. Notes, 144A(b)	8.000	10/01/20	1,900	1,947,500

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Gaming (cont’d.)
CCM Merger, Inc., Gtd. Notes, 144A (original cost $2,135,000; purchased 05/21/14)(c)(d)	9.125%	05/01/19		2,000	$2,110,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375	11/01/18		2,370	2,405,550
Isle of Capri Casinos, Inc., Gtd. Notes(b)	7.750	03/15/19		3,500	3,675,000
MGM Resorts International, Gtd. Notes(b)	7.500	06/01/16		3,750	4,078,125
Gtd. Notes(b)	7.625	01/15/17		5,889	6,507,345
Pinnacle Entertainment, Inc., Gtd. Notes(b)	7.500	04/15/21		1,000	1,057,500
Gtd. Notes(b)	8.750	05/15/20		6,750	7,205,625

					46,157,035

Healthcare & Pharmaceutical 6.1%
Capella Healthcare, Inc., Gtd. Notes(b)	9.250	07/01/17		1,000	1,045,000
Capsugel FinanceCo SCA, Gtd. Notes, RegS (original cost $3,027,393; purchased 01/11/13)(c)(d)	9.875	08/01/19	EUR	2,000	2,876,433
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19		1,825	1,838,688
Catalent Pharma Solutions, Inc., Gtd. Notes(b)	9.750	04/15/17	EUR	3,500	4,732,592
CHS/Community Health Systems, Inc., Gtd. Notes(b)	8.000	11/15/19		4,308	4,621,192
Emdeon, Inc., Gtd. Notes	11.000	12/31/19		7,500	8,437,500
HCA Holdings, Inc., Sr. Unsec’d. Notes(b)	7.750	05/15/21		2,500	2,696,875
HCA, Inc., Gtd. Notes(b)	8.000	10/01/18		1,300	1,512,875
Sr. Sec’d. Notes(b)	3.750	03/15/19		3,800	3,771,500
Sr. Unsec’d. Notes(b)	6.500	02/15/16		2,500	2,662,500
MedAssets, Inc., Gtd. Notes(b)	8.000	11/15/18		4,500	4,691,250
Tenet Healthcare Corp., Sr. Unsec’d Notes, 144A	5.000	03/01/19		1,450	1,428,250
Valeant Pharmaceuticals International, Gtd. Notes, 144A(b)	6.875	12/01/18		5,343	5,516,647

					45,831,302

Lodging 0.3%
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18		2,150	2,429,500

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment 3.8%
AMC Entertainment, Inc., Gtd. Notes(b)	9.750%	12/01/20	6,300	$7,040,250
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.500	08/15/19	2,100	2,131,500
CSC Holdings LLC, Sr. Unsec’d. Notes(b)	7.875	02/15/18	1,000	1,135,000
MISA Investments Ltd., Unsec’d. Notes, PIK, 144A	8.625	08/15/18	8,400	8,593,200
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,875,000; purchased 07/30/13)(b)(c)(d)	5.000	08/01/18	1,875	1,931,250
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $7,246,850; purchased 06/10/14 - 07/09/14)(b)(c)(d)	7.875	11/01/20	6,580	7,073,500
Wave Holdco LLC/Wave Holdco Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	07/15/19	925	952,750

				28,857,450

Metals 3.6%
AK Steel Corp., Sr. Sec’d. Notes(b)	8.750	12/01/18	8,450	9,379,500
Alcoa, Inc., Sr. Unsec’d. Notes(b)	6.750	07/15/18	2,700	3,064,681
Peabody Energy Corp., Gtd. Notes(b)	6.000	11/15/18	4,100	4,089,750
Steel Dynamics, Inc., Gtd. Notes(b)	6.125	08/15/19	2,000	2,130,000
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750	02/01/18	5,000	5,325,000
Sr. Sec’d. Notes, 144A	10.750	02/01/18	3,100	3,301,500

				27,290,431

Non-Captive Finance 2.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes(b)	4.875	03/15/19	800	804,000
International Lease Finance Corp., Sr. Unsec’d. Notes(b)	8.875	09/01/17	7,500	8,625,000
SLM Corp., Sr. Unsec’d. Notes(b)	8.450	06/15/18	4,775	5,515,125

				14,944,125

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging 2.5%
AEP Industries, Inc., Sr. Unsec’d. Notes(b)	8.250%	04/15/19	4,185	$4,394,250
Beverage Packaging Holdings Luxembourg II SA, Gtd. Notes, 144A	6.000	06/15/17	1,875	1,863,281
BWAY Holding Co., Gtd. Notes (original cost $1,918,438; purchased 09/11/13)(c)(d)	10.000	06/15/18	1,750	1,837,500
Greif, Inc., Sr. Unsec’d. Notes(b)	6.750	02/01/17	865	940,688
Sr. Unsec’d. Notes(b)	7.750	08/01/19	850	960,500
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19	2,525	2,556,562
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.000	04/15/19	1,375	1,433,438
Gtd. Notes	9.875	08/15/19	750	808,125
Sealed Air Corp., Gtd. Notes, 144A(b)	8.125	09/15/19	3,685	3,984,406

				18,778,750

Pipelines & Other 0.4%
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $2,842,188; purchased 01/10/13 - 02/22/13)(b)(c)(d)	6.000	01/15/19	2,850	2,949,750

Real Estate Investment Trusts 0.6%
CTR Partnership LP/CareTrust Capital Corp., Gtd. Notes, 144A(b)	5.875	06/01/21	625	626,563
Felcor Lodging LP, Sr. Sec’d. Notes(b)	6.750	06/01/19	3,510	3,667,950

				4,294,513

Restaurants 0.3%
Dave & Buster’s, Inc., Gtd. Notes(b)	11.000	06/01/18	2,112	2,236,460

Retailers 1.4%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250	08/01/19	4,750	5,035,000
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000	05/15/19	425	446,250
Michaels Stores, Inc., Gtd. Notes	7.750	11/01/18	3,118	3,250,515

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retailers (cont’d.)
Petco Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $1,938,281; purchased 01/30/13)(b)(c)(d)	8.500%	10/15/17	1,875	$1,893,750

				10,625,515

Technology 15.6%
Anixter, Inc., Gtd. Notes(b)	5.625	05/01/19	1,000	1,065,000
Avaya, Inc., Sec’d. Notes, 144A	10.500	03/01/21	1,300	1,137,500
Brightstar Corp., Gtd. Notes, 144A (original cost $6,782,388; purchased 01/04/13 - 06/23/14)(b)(c)(d)	9.500	12/01/16	6,255	6,630,300
Sr. Unsec’d. Notes, 144A (original cost $2,770,643; purchased 07/26/13 - 11/13/13)(b)(c)(d)	7.250	08/01/18	2,750	2,987,188
CDW LLC/CDW Finance Corp., Gtd. Notes(b)	8.500	04/01/19	12,720	13,515,000
Sr. Sec’d. Notes(b)	8.000	12/15/18	1,695	1,796,700
Ceridian LLC/Comdata, Inc., Gtd. Notes, 144A	8.125	11/15/17	7,675	7,655,813
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(b)	6.625	06/01/20	6,355	6,704,525
First Data Corp., Gtd. Notes(b)	12.625	01/15/21	12,560	14,962,100
Sr. Sec’d. Notes, 144A(b)	7.375	06/15/19	4,500	4,725,000
Sr. Sec’d. Notes, 144A(b)	8.875	08/15/20	2,210	2,414,425
Freescale Semiconductor, Inc., Gtd. Notes	8.050	02/01/20	3,000	3,187,500
Gtd. Notes	10.750	08/01/20	6,296	6,988,560
iGATE Corp., Gtd. Notes, 144A(b)	4.750	04/15/19	1,250	1,246,875
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A(b)	8.250	12/15/17	2,250	2,289,375
Infor US, Inc., Gtd. Notes(b)	9.375	04/01/19	8,185	8,942,112
Gtd. Notes	11.500	07/15/18	4,000	4,470,000
Interactive Data Corp., Gtd. Notes, 144A	5.875	04/15/19	7,690	7,699,612
SunGard Data Systems, Inc., Gtd. Notes(b)	6.625	11/01/19	740	758,500
Gtd. Notes(b)	7.375	11/15/18	11,211	11,708,488

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK	8.125%	06/15/18	2,200	$2,277,000
Sr. Unsec’d. Notes, PIK	9.625	06/15/18	4,400	4,576,000

				117,737,573

Telecommunications 5.4%
CenturyLink, Inc., Sr. Unsec’d. Notes(b)	5.150	06/15/17	695	740,175
Frontier Communications Corp., Sr. Unsec’d. Notes(b)	8.250	04/15/17	1,500	1,710,000
Level 3 Financing, Inc., Gtd. Notes(b)	8.125	07/01/19	5,325	5,671,125
Gtd. Notes(b)	8.625	07/15/20	3,000	3,262,500
Gtd. Notes, 144A(b)	3.823(a)	01/15/18	1,270	1,279,525
Sprint Communications, Inc., Gtd. Notes, 144A(b)	9.000	11/15/18	580	680,050
Sr. Unsec’d. Notes(b)	8.375	08/15/17	13,800	15,749,250
Sr. Unsec’d. Notes(b)	9.125	03/01/17	500	575,000
T-Mobile USA, Inc., Gtd. Notes(b)	6.464	04/28/19	6,350	6,619,875
Windstream Holdings, Inc., Gtd. Notes(b)	7.875	11/01/17	3,750	4,284,375

				40,571,875

Transportation 2.0%
Hertz Corp. (The), Gtd. Notes(b)	4.250	04/01/18	3,125	3,156,250
Gtd. Notes(b)	6.750	04/15/19	3,000	3,135,000
Gtd. Notes(b)	7.500	10/15/18	5,646	5,871,840
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A (original cost $3,160,738; purchased 04/15/14)(b)(c)(d)	8.375	12/15/18	2,930	3,087,487

				15,250,577

TOTAL CORPORATE BONDS (cost $566,753,112)				562,509,187

FOREIGN BONDS 55.4%

Argentina 0.2%
YPF SA, Sr. Unsec’d. Notes, 144A	8.875	12/19/18	1,255	1,298,925

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN BONDS (Continued)

Australia 2.1%
Barminco Finance Pty Ltd., Gtd. Notes, 144A (original cost $2,500,000; purchased 05/13/13)(b)(c)(d)	9.000%	06/01/18	2,500	$2,281,250
FMG Resources (August 2006) Pty Ltd., Gtd. Notes, 144A(b)	6.000	04/01/17	1,200	1,221,000
Gtd. Notes, 144A(b)	6.875	02/01/18	6,000	6,225,000
Gtd. Notes, 144A(b)	8.250	11/01/19	6,000	6,435,000

				16,162,250

Belgium 1.9%
Taminco Global Chemical Corp., Sec’d. Notes, 144A(b)	9.750	03/31/20	12,899	14,156,653

Brazil 2.5%
Bertin SA/Bertin Finance Ltd., Gtd. Notes, RegS(b)	10.250	10/05/16	6,000	6,900,000
Gtd. Notes, 144A(b)	10.250	10/05/16	1,980	2,277,000
JBS Finance II Ltd., Gtd. Notes, RegS	8.250	01/29/18	750	791,250
Gtd. Notes, 144A	8.250	01/29/18	2,646	2,791,530
Minerva Luxembourg SA, Gtd. Notes, 144A	12.250	02/10/22	3,325	3,823,750
QGOG Atlantic/Alaskan Rigs Ltd., Sr. Sec’d. Notes, 144A	5.250	07/30/18	1,820	1,913,695

				18,497,225

Canada 3.2%
Bombardier, Inc., Sr. Unsec’d. Notes, 144A(b)	4.750	04/15/19	1,525	1,477,344
Sr. Unsec’d. Notes, 144A(b)	7.500	03/15/18	8,375	9,149,687
Cascades, Inc., Gtd. Notes(b)	7.875	01/15/20	2,100	2,223,375
Kissner Milling Co., Ltd., Sr. Sec’d. Notes, 144A(b)	7.250	06/01/19	2,000	2,045,000
Telesat Canada/Telesat LLC, Gtd. Notes, 144A(b)	6.000	05/15/17	9,240	9,471,000

				24,366,406

Colombia 0.4%
Pacific Rubiales Energy Corp., Gtd. Notes, 144A(b)	7.250	12/12/21	2,500	2,725,000

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Cyprus 0.2%
Ocean Rig UDW, Inc., Sr. Unsec’d. Notes, 144A	7.250%	04/01/19		1,400	$1,347,500

France 4.1%
Alcatel-Lucent USA, Inc., Gtd. Notes, 144A	4.625	07/01/17		2,800	2,821,000
CGG SA, Sr. Unsec’d. Notes, 144A(b)	5.875	05/15/20	EUR	4,000	5,261,382
Dry Mix Solutions Investissements SAS, Sec’d. Notes, 144A(b)	4.467	06/15/21	EUR	3,500	4,639,797
Financiere Quick SAS, Sr. Sec’d. Notes, 144A(b)	4.953(a)	04/15/19	EUR	2,525	3,351,579
Novalis SAS, Sr. Sec’d. Notes, MTN, 144A(b)	6.000	06/15/18	EUR	2,525	3,557,112
Numericable Group SA, Sr. Sec’d. Notes, 144A(b)	4.875	05/15/19		6,970	7,004,850
Picard Groupe SA, Sr. Sec’d. Notes, 144A(b)	4.597(a)	08/01/19	EUR	825	1,115,871
THOM Europe SAS, Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	2,500	3,247,523

					30,999,114

Germany 5.9%
BMBG Bond Finance SCA, Sr. Sec’d. Notes, 144A	5.203(a)	10/15/20	EUR	4,800	6,491,441
Galapagos SA, Sr. Sec’d. Notes, 144A	5.064(a)	06/15/21	EUR	5,000	6,679,164
Schaeffler Finance BV, Gtd. Notes, 144A(b)	3.250	05/15/19	EUR	2,000	2,668,238
Schaeffler Holding Finance BV, Sr. Sec’d. Notes, PIK, 144A(b)	6.875	08/15/18		6,150	6,457,500
Sr. Sec’d. Notes, PIK, 144A(b)	6.875	08/15/18	EUR	1,900	2,668,218
Techem GmbH, Sr. Sec’d. Notes, MTN, RegS(b)	6.125	10/01/19	EUR	3,000	4,288,297
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes, RegS(b)	7.500	03/15/19	EUR	2,000	2,845,474
Unitymedia KabelBW GmbH, Sec’d. Notes, RegS(b)	9.625	12/01/19	EUR	8,500	12,123,472

					44,221,804

Indonesia 1.2%
Berau Capital Resources Pte Ltd., Sr. Sec’d. Notes, RegS(b)	12.500	07/08/15		7,700	7,959,875
Theta Capital Pte Ltd., Gtd. Notes, RegS	7.000	05/16/19		800	840,434

					8,800,309

Ireland 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Gtd. Notes, 144A	6.250	01/31/19		400	399,000

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Ireland (cont’d.)
Smurfit Kappa Acquisitions, Sr. Sec’d. Notes, 144A	4.875%	09/15/18		4,038	$4,209,615

					4,608,615

Italy 2.6%
Fiat Finance & Trade SA, Ser. G, Gtd. Notes, MTN, RegS	6.375	04/01/16	EUR	6,000	8,576,594
Telecom Italia Capital SA, Gtd. Notes	6.999	06/04/18		6,175	6,977,750
Wind Acquisition Finance SA, Sr. Sec’d. Notes, 144A	4.203(a)	07/15/20	EUR	2,000	2,688,136
Sr. Sec’d. Notes, 144A	6.500	04/30/20		1,000	1,062,500

					19,304,980

Jamaica 0.9%
Digicel Group Ltd., Sr. Unsec’d. Notes, 144A	8.250	09/01/17		7,000	7,157,500

Luxembourg 5.9%
Aguila 3 SA, Sr. Sec’d. Notes, 144A	7.875	01/31/18		1,975	2,066,344
ArcelorMittal, Sr. Unsec’d. Notes	6.125	06/01/18		6,600	7,045,500
ArcelorMittal SA, Sr. Unsec’d. Notes	5.000	02/25/17		4,400	4,532,000
ConvaTec Finance International SA, Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19		1,275	1,305,281
ConvaTec Healthcare E SA, Gtd. Notes, RegS	10.875	12/15/18	EUR	3,570	5,148,487
Sr. Sec’d. Notes, RegS	7.375	12/15/17	EUR	5,000	7,055,436
GCS Holdco Finance I SA, Sr. Sec’d. Notes, RegS	6.500	11/15/18	EUR	1,287	1,809,521
Geo Debt Finance SCA, Sr. Sec’d. Notes, 144A	7.500	08/01/18	EUR	5,700	7,956,950
Intelsat Jackson Holdings SA, Gtd. Notes	7.250	04/01/19		3,109	3,264,450
Telenet Finance Luxembourg SCA, Sr. Sec’d. Notes, RegS	6.375	11/15/20	EUR	3,000	4,269,255

					44,453,224

Mexico 1.5%
Cemex Espana Luxembourg, Sr. Sec’d. Notes, RegS(b)	9.250	05/12/20		1,350	1,461,375
Sr. Sec’d. Notes, 144A(b)	9.250	05/12/20		4,000	4,330,000
Sr. Sec’d. Notes, 144A(b)	9.875	04/30/19		3,000	3,360,000

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Mexico (cont’d.)
Cemex SAB de CV, Sr. Sec’d. Notes, RegS(b)	9.000%	01/11/18		2,345	$2,485,700

					11,637,075

Netherlands 2.0%
Carlson Wagonlit BV, Sr. Sec’d. Notes, 144A(b)	7.500	06/15/19	EUR	2,000	2,891,002
Hydra Dutch Holdings 2 BV, Sr. Sec’d. Notes, 144A(b)	5.703(a)	04/15/19	EUR	2,000	2,651,312
NXP BV/NXP Funding LLC, Gtd. Notes, 144A	3.500	09/15/16		600	603,000
Sensata Technologies BV, Gtd. Notes, 144A(b)	6.500	05/15/19		6,260	6,541,700
Stampos BV, Sr. Sec’d. Notes, 144A(b)	5.335(a)	05/15/19	EUR	2,000	2,702,464

					15,389,478

Nigeria 1.5%
Afren PLC, Sr. Sec’d. Notes, RegS(b)	10.250	04/08/19		1,250	1,368,750
Sr. Sec’d. Notes, RegS(b)	11.500	02/01/16		3,050	3,294,000
Sr. Sec’d. Notes, 144A(b)	10.250	04/08/19		2,000	2,190,000
Sr. Sec’d. Notes, 144A(b)	11.500	02/01/16		3,780	4,082,400

					10,935,150

Peru 1.4%
Corp. Pesquera Inca SAC, Gtd. Notes, 144A	9.000	02/10/17		7,941	7,601,125
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates, RegS(e)	1.410	05/31/18		3,443	3,236,631

					10,837,756

Poland 1.9%
Eileme 2 AB, Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	7,400	11,667,782
TVN Finance Corp. III AB, Gtd. Notes, RegS	7.875	11/15/18	EUR	2,000	2,811,998

					14,479,780

Russia 1.8%
Evraz Group SA, Gtd. Notes, 144A	8.250	11/10/15		2,500	2,567,725
Sr. Unsec’d. Notes, 144A	7.400	04/24/17		3,000	3,015,000
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, 144A	8.146	04/11/18		2,000	2,220,000
Sibur Securities Ltd., Gtd. Notes, 144A	3.914	01/31/18		2,000	1,820,000

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Russia (cont’d.)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Sr. Unsec’d. Notes, RegS	9.125%	04/30/18		1,525	$1,662,250
Sr. Unsec’d. Notes, 144A	9.125	04/30/18		2,200	2,398,000

					13,682,975

Spain 3.2%
Abengoa Finance SAU, Gtd. Notes, RegS(b)	8.875	02/05/18	EUR	2,000	3,066,417
Nara Cable Funding Ltd., Sr. Sec’d. Notes, 144A(b)	8.875	12/01/18		11,788	12,495,280
Sr. Sec’d. Notes, 144A	8.875	12/01/18		6,550	6,943,000
Ono Finance II PLC, Gtd. Notes, 144A	10.875	07/15/19		1,500	1,627,500

					24,132,197

Sweden 0.2%
Bravida Holding AB, Sr. Sec’d. Notes, 144A	5.242(a)	06/15/19	EUR	1,200	1,618,907

Switzerland 2.4%
Gategroup Finance SA, Gtd. Notes, MTN, RegS	6.750	03/01/19	EUR	3,000	4,241,698
Sunrise Communications International SA, Sr. Sec’d. Notes, MTN, RegS	7.000	12/31/17	EUR	10,000	14,093,465

					18,335,163

United Kingdom 7.3%
Eco-Bat Finance PLC, Gtd. Notes, RegS(b)	7.750	02/15/17	EUR	2,710	3,719,537
Elli Finance UK PLC, Sr. Sec’d. Notes, RegS(b)	8.750	06/15/19	GBP	2,050	3,789,823
Equiniti Newco 2 PLC, Sec’d. Notes, 144A(b)(d)	6.308(a)	12/15/18	GBP	1,250	2,110,381
Gala Group Finance PLC, Sr. Sec’d. Notes, RegS(b)	8.875	09/01/18	GBP	1,319	2,364,044
Galaxy Bidco Ltd., Sr. Sec’d. Notes, 144A	5.525(a)	11/15/19	GBP	2,450	4,136,348
IDH Finance PLC,
Sr. Sec’d. Notes, 144A(b)	5.531(a)	12/01/18	GBP	1,700	2,898,820
Sr. Sec’d. Notes, MTN, 144A(b)	6.000	12/01/18	GBP	3,000	5,248,518
Innovia Group Finance PLC, Sr. Sec’d. Notes, 144A(b)	5.242(a)	03/31/20	EUR	2,000	2,704,874
Phones4u Finance PLC, Sr. Sec’d. Notes, RegS(b)	9.500	04/01/18	GBP	4,000	6,888,285

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of July 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

United Kingdom (cont’d.)
Priory Group No. 3 PLC, Sr. Sec’d. Notes, RegS(b)	7.000%	02/15/18	GBP	3,700	$6,521,710
Stretford 79 PLC, Sr. Sec’d. Notes, 144A	6.750	07/15/24	GBP	5,000	8,251,591
Virgin Media Finance PLC, Gtd. Notes(b)	8.375	10/15/19		6,343	6,652,221

					55,286,152

Venezuela 0.5%
Petroleos de Venezuela SA, Gtd. Notes, RegS	8.500	11/02/17		4,400	4,097,500

TOTAL FOREIGN BONDS (cost $420,200,835)					418,531,638

TOTAL LONG-TERM INVESTMENTS (cost $1,068,277,707)					1,063,490,126

			Shares

SHORT-TERM INVESTMENT 0.8%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $5,888,077; Note 3)(f)				5,888,077	5,888,077

TOTAL INVESTMENTS 141.6% (cost $1,074,165,784; Note 5)					1,069,378,203
Liabilities in excess of other assets(g) (41.6)%					(314,227,145)

NET ASSETS 100.0%					$755,151,058

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

MTN—Medium Term Note

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2014.
(b)	Represents security, or portion thereof, with an aggregate value of $631,297,075, segregated as collateral for amount of $316,000,000 borrowed and outstanding as of July 31, 2014.

See Notes to Financial Statements.

22

(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $54,529,719. The aggregate value, $53,958,708, is approximately 7.1% of net assets.
(d)	Indicates a security or securities that have been deemed illiquid.
(e)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at July 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)(1)
British Pound,
Expiring 08/27/14	Barclays Capital Group	GBP	6,337	$10,735,142	$10,695,731	$(39,411)
Expiring 08/27/14	Citigroup Global Markets	GBP	3,765	6,318,818	6,355,020	36,202
Expiring 08/27/14	Citigroup Global Markets	GBP	1,266	2,151,662	2,136,838	(14,824)
Expiring 08/27/14	Deutsche Bank AG	GBP	1,728	2,934,427	2,917,363	(17,064)
Euro,
Expiring 08/27/14	Bank of America	EUR	2,057	2,792,001	2,755,085	(36,916)
Expiring 08/27/14	Barclays Capital Group	EUR	244	332,121	326,211	(5,910)
Expiring 08/27/14	JPMorgan Chase	EUR	6,789	9,240,387	9,091,182	(149,205)

				$34,504,558	$34,277,430	$(227,128)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)(1)
British Pound,
Expiring 08/27/14	Credit Suisse First Boston Corp.	GBP	46,500	$78,345,322	$78,488,562	$(143,240)
Expiring 08/27/14	Credit Suisse First Boston Corp.	GBP	1,929	3,272,634	3,255,281	17,353
Euro,
Expiring 08/27/14	Barclays Capital Group	EUR	73,748	100,732,023	98,760,556	1,971,467
Expiring 08/27/14	Barclays Capital Group	EUR	73,748	100,709,753	98,760,557	1,949,196
Expiring 08/27/14	Barclays Capital Group	EUR	2,843	3,850,956	3,806,864	44,092
Expiring 08/27/14	Citigroup Global Markets	EUR	9,368	12,735,561	12,545,864	189,697
Expiring 08/27/14	Deutsche Bank AG	EUR	1,447	1,957,212	1,937,437	19,775
Expiring 08/27/14	JPMorgan Chase	EUR	2,637	3,599,143	3,531,534	67,609
Expiring 08/27/14	UBS AG	EUR	136	186,024	182,403	3,621

				$305,388,628	$301,269,058	$4,119,570

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	23

Portfolio of Investments

as of July 31, 2014 continued

Cross currency exchange contracts outstanding at July 31, 2014:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)(1)	Counterparty
08/27/14	Buy	EUR	6,311	GBP	4,996	$18,144	Bank of America
08/27/14	Buy	EUR	3,693	GBP	2,939	(16,515)	Credit Suisse First Boston Corp.
08/27/14	Buy	GBP	1,536	EUR	1,940	(5,279)	JP Morgan Chase

						$(3,650)

(1)	Cash of $600,000 has been segregated to cover requirement for open forward foreign currency contracts as of July 31, 2014.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$73,356,323	$9,092,978
Corporate Bonds	—	561,672,778	836,409
Foreign Bonds	—	418,531,638	—
Affiliated Money Market Mutual Fund	5,888,077	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	3,888,792	—

Total	$5,888,077	$1,057,449,531	$9,929,387

See Notes to Financial Statements.

24

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Foreign Bonds
Balance as of 7/31/13	$2,993,078	$—	$1,596,424
Realized gain (loss)	(2,044)	—	—
Change in unrealized appreciation (depreciation)**	424,018	25,482	—
Purchases	3,966,220	—	—
Sales	2,044	(307,287)	—
Accrued discount/premium	6,475	—	—
Transfers into Level 3	1,703,187	1,118,214	—
Transfers out of Level 3	—	—	(1,596,424)

Balance as of 7/31/14	$9,092,978	$836,409	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $449,500 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Foreign Bond transferred out of Level 3 as a result of being priced by a vendor and one Corporate Bond and one Bank Loan transferred into Level 3 as a result of being priced using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation models.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (Unaudited):

Technology	17.7%
Telecommunications	13.2
Cable	12.0
Healthcare & Pharmaceutical	10.6
Metals	9.5
Capital Goods	7.5%
Building Materials & Construction	7.2
Foods	7.0
Gaming	7.0
Media & Entertainment	5.8

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	25

Portfolio of Investments

as of July 31, 2014 continued

Industry (cont’d.)
Non-Captive Finance	5.8%
Consumer	4.7
Energy—Other	4.6
Automotive	4.1
Chemicals	4.1
Retailers	3.1
Packaging	2.8
Aerospace & Defense	2.6
Transportation	2.5
Electric	2.2
Automobiles	1.2
Machinery	0.9
Affiliated Money Market Mutual Fund	0.8
Foreign Agency	0.8%
Paper	0.8
Energy—Integrated	0.6
Real Estate Investment Trusts	0.6
Insurance	0.5
Pipelines & Other	0.4
Banking	0.3
Lodging	0.3
Restaurants	0.3
Home Construction	0.1

141.6
Liabilities in excess of other assets	(41.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,317,156	Unrealized depreciation on forward foreign currency contracts	$428,364

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$(10,804,117)

See Notes to Financial Statements.

26

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$4,989,851

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended July 31, 2014, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $17,779,851 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $277,436,899.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$18,144	$(18,144)	$—	$—
Barclays Capital Group	3,964,755	(45,321)	(1,698,334)	2,221,100
Citigroup Global Markets	225,899	(14,824)	—	211,075
Credit Suisse First Boston Corp.	17,353	(17,353)	—	—
Deutsche Bank AG	19,775	(17,064)	—	2,711
JPMorgan Chase	67,609	(67,609)	—	—
UBS AG	3,621	—	—	3,621

	$4,317,156

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	27

Portfolio of Investments

as of July 31, 2014 continued

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(36,916)	$18,144	$—	$(18,772)
Barclays Capital Group	(45,321)	45,321	—	—
Citigroup Global Markets	(14,824)	14,824	—	—
Credit Suisse First Boston Corp.	(159,755)	17,353	600,000	—
Deutsche Bank AG	(17,064)	17,064	—	—
JPMorgan Chase	(154,484)	67,609	—	(86,875)
UBS AG	—	—	—	—

	$(428,364)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

28

Statement of Assets & Liabilities

as of July 31, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $1,068,277,707)	$1,063,490,126
Affiliated Investments (cost $5,888,077)	5,888,077
Foreign currency, at value (cost $6,456,481)	6,475,898
Deposit with broker	600,000
Dividends and interest receivable	18,276,322
Receivable for investments sold	9,173,508
Unrealized appreciation on forward foreign currency exchange contracts	4,317,156

Total assets	1,108,221,087

Liabilities
Loan payable (Note 7)	316,000,000
Payable for investments purchased	35,221,163
Management fee payable	778,103
Unrealized depreciation on forward foreign currency exchange contracts	428,364
Dividends payable	271,782
Payable to custodian	238,803
Accrued expenses	114,700
Deferred directors’ fees	9,170
Loan interest payable (Note 7)	7,944

Total liabilities	353,070,029

Net Assets	$755,151,058

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	780,305,040

780,345,964
Distributions in excess of net investment income	(1,518,535)
Accumulated net realized loss on investment and foreign currency transactions	(22,935,836)
Net unrealized depreciation on investments and foreign currencies	(740,535)

Net assets, July 31, 2014	$755,151,058

Net asset value and redemption price per share ($755,151,058 ÷ 40,923,879 shares of common stock issued and outstanding)	$18.45

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	29

Statement of Operations

Year Ended July 31, 2014

Net Income
Income
Interest income (net of foreign withholding taxes of $44,299)	$62,857,956
Affiliated dividend income	13,177

Total income	62,871,133

Expenses
Management fee	9,079,787
Interest expense	2,756,745
Custodian’s fees and expenses	159,000
Shareholders’ reports	80,000
Legal fees and expenses	65,000
Registration fees	57,000
Directors’ fees	53,000
Audit fee	45,000
Transfer agent’s fees and expenses	16,000
Insurance expenses	11,000
Miscellaneous	22,930

Total expenses	12,345,462

Net investment income	50,525,671

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,804,285
Foreign currency transactions	(13,003,594)

(11,199,309)

Net change in unrealized appreciation (depreciation) on:
Investments	6,529,226
Foreign currencies	5,068,257

11,597,483

Net gain on investment and foreign currency transactions	398,174

Net Increase In Net Assets Resulting From Operations	$50,923,845

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended July 31, 2014	December 26, 2012* through July 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$50,525,671	$25,918,876
Net realized gain (loss) on investment and foreign currency transactions	(11,199,309)	2,375,556
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,597,483	(12,338,018)

Net increase in net assets resulting from operations	50,923,845	15,956,414

Dividends from net investment income (Note 1)
Dividends from net investment income	(61,385,819)	(30,689,346)

Fund share transactions (Note 6)**
Proceeds from shares issued	—	818,040,100
Net asset value of shares issued in reinvestment of dividends	—	315,236
Sales load charged to paid-in capital in excess of par	—	(36,811,805)
Common stock offering costs reimbursed (charged) to paid-in capital in excess of par	138,429	(1,436,080)

Net increase in net assets from Fund share transactions	138,429	780,107,451

Total increase (decrease)	(10,323,545)	765,374,519

Net Assets:
Beginning of period	765,474,603	100,084

End of period(a)	$755,151,058	$765,474,603

(a) Includes undistributed net investment income of:	$—	$5,440,181

* Commencement of operations.
** Share Capital Activity
Shares issued in the initial public offering	—	37,000,000
Shares issued for underwriters over-allotment option	—	3,902,005
Shares issued in the reinvestment of dividends	—	16,634

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	31

Statement of Cash Flows

For the Year Ended July 31, 2014

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(14,620,568))	$78,094,417
Operating expenses paid	(9,798,555)
Loan interest paid	(2,756,422)
Purchases of long-term portfolio investments	(745,152,663)
Proceeds from disposition of long-term portfolio investments	683,488,789
Net purchases and sales of short-term investments	20,105,251
Increase in receivable for investments sold	(1,916,336)
Increase in payable for investments purchased	22,414,993
Increase in deposit with broker	(600,000)
Net cash paid for foreign currency transactions	(13,003,594)
Effect of exchange rate changes	80,157

Net cash provided from operating activities	30,956,037

Cash flows from financing activities:
Cash dividends paid	(61,427,058)
Common stock offering costs reimbursed to paid-in capital in excess of par	138,429
Decrease in payable to custodian	(3,954,405)
Increase in borrowing	23,000,000

Net cash used in financing activities	(42,243,034)

Net increase/(decrease) in cash	(11,286,997)
Cash at beginning of year	17,762,895

Cash at end of year	6,475,898

Reconciliation of Net Increase in Net Assets to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$50,923,845

Increase in investments	(26,938,055)
Net realized loss on investment and foreign currency transactions	11,199,309
Increase in net unrealized appreciation on investments and foreign currencies	(11,597,483)
Net cash paid for foreign currency transactions	(13,003,594)
Effect of exchange rate changes	80,157
Decrease in interest and dividends receivable	602,716
Increase in receivable for investments sold	(1,916,336)
Increase in deposit with broker	(600,000)
Increase in payable for investments purchased	22,414,993
Increase in loan interest payable	323
Decrease in accrued expenses and other liabilities	(219,008)
Increase in deferred directors’ fees	9,170

Total adjustments	(19,967,808)

Net cash provided from operating activities	$30,956,037

See Notes to Financial Statements.

32

Notes to Financial Statements

Prudential Global Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund was incorporated as a Maryland corporation on July 23, 2012. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Prudential Global Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

continued

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

34

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess

Prudential Global Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements

continued

of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

The Fund is party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any

36

losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms in the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2014, the Fund has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Prudential Global Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements

continued

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax

38

differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and Offering Costs: PI has agreed to pay all of the Fund’s organizational costs and such amount of the Fund’s offering costs (other than sales load) that exceed $0.04 per share of common stock. Organizational costs are expensed by the Fund as incurred.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PIM. The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Global Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Fund Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2014, aggregated $745,152,663 and $685,133,199, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the period ended July 31, 2014, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $3,901,432 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign currencies and paydown gains/losses. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended July 31, 2014 and period ended July 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $61,385,819 and $30,689,346 of ordinary income, respectively.

As of July 31, 2014, the accumulated undistributed earnings on a tax basis was $2,642,039 of ordinary income. This differs from the amount shown on the Statement

40

of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,087,174,679	$7,339,247	$(25,135,723)	$(17,796,476)	$158,254	$(17,638,222)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primary attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2014 of approximately $9,927,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

There are 1 billion shares of $0.001 par value Common Stock authorized. Prior to commencement of operations on December 26, 2012, the Fund issued 5,240 shares of Common Stock to Prudential at an aggregate purchase price of $100,084. As of July 31, 2014, Prudential owned 5,899 shares of Common Stock of the Fund.

For the year ended July 31, 2014, the Fund did not issue any shares of Common Stock in connection with the Fund’s dividend reinvestment plan.

On February 1, 2013, an additional 3,902,005 shares of Common Stock were issued in connection with the exercise of the underwriters over-allotment option. An amount of $74,528,296 (net of sales load of $3,511,805) was received pursuant to this allotment.

Prudential Global Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements

continued

An amount of $156,080 ($0.04 per share of the Common Stock) will be used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

During the period ended July 31, 2013, the Fund issued 37,000,000 shares of Common Stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of approximately $1,298,000 were accrued and offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

Note 7. Borrowings

The Fund currently is a party to a committed credit facility (the credit facility) with a financial institution. The credit facility provides for a maximum commitment of approximately $378 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

During the year ended July 31, 2014, the Fund utilized the credit facility and had an average daily outstanding loan balance of $298,490,411 during the 365 day period that the facility was utilized, at an average interest rate of 0.91%. The maximum amount of loan outstanding during the period was $316,000,000. There was a balance of $316,000,000 outstanding at July 31, 2014.

Note 8. Subsequent Event

Dividends and Distributions: On August 28, 2014 the Fund declared monthly dividends of $0.1250 per share payable on September 30, 2014, October 31, 2014 and November 28, 2014, respectively, to shareholders of record on September 19, 2014, October 17, 2014, and November 20, 2014, respectively. The ex-dividend dates were September 17, 2014, October 15, 2014, and November 18, 2014, respectively.

42

Financial Highlights

	Year Ended July 31, 2014		December 26, 2012(a) through July 31, 2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.70		$19.10	*
Income (loss) from investment operations:
Net investment income	1.23		.64
Net realized and unrealized gain (loss) on investment transactions	.02		(.26)
Total from investment operations	1.25		.38
Less Dividends:
Dividends from net investment income	(1.50)		(.75)
Fund share transactions:
Common stock offering costs reimbursed (charged) to paid-in capital in excess of par	-	(h)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option (Note 6)	-		.01
Total of share transactions	-		(.03)
Net asset value, end of period	$18.45		$18.70
Market price, end of period	$16.94		$17.18
Total Investment Return(c)	7.39%		(10.52)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$755,151		$765,475
Average net assets (000)	$769,943		$761,359
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	(e)	1.40%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.60%	(e)	1.43%	(e)(f)
Net investment income	6.56%		5.70%	(f)
Portfolio turnover rate	65%		34%	(g)
Asset coverage	339%		361%
Total debt outstanding at period-end (000)	$316,000		$293,000

* Initial public offering price of $20.00 per share less sales load of $0.90 per share.

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Includes interest expense of 0.36% for the year ended July 31, 2014 and 0.25% for the period ended July 31, 2013.

(f) Annualized.

(g) Not annualized.

(h) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Short Duration High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2014, and the related statements of operations and statement of cash flows for the year then ended, statements of changes in net assets and the financial highlights for the year then ended and the period December 26, 2012 (commencement of operations) through July 31, 2013 These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2014, and the results of its operations, the cash flows, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2014

44

Tax Information

(Unaudited)

For the year ended July 31, 2014, the Fund reports the maximum amount allowable but not less than 60.87% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after July 31, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2014.

Prudential Global Short Duration High Yield Fund, Inc.	45

Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases.

46

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

Prudential Global Short Duration High Yield Fund, Inc.	47

Other Information

(Unaudited) continued

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of

48

termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Global Short Duration High Yield Fund, Inc.	49

Supplemental Proxy Information

An Annual Meeting of Stockholders was held on March 13, 2014. At such meeting the stockholders elected the following Class II Directors:

Approval of Directors

Class II	Affirmative Votes Cast	Shares Against/Withheld
Kevin J. Bannon	37,332,282	799,966
Keith J. Hartstein	37,343,744	788,504
Robin B. Smith	37,302,898	829,350
Stephen G. Stoneburn	37,335,465	796,783

50

Management of the Fund (Unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (56) Director Portfolios Overseen: 71	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (62) Director Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2012 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (62) Director Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Since 2012 (Class III)	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Short Duration High Yield Fund, Inc.

Management of the Fund

(continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Keith F. Hartstein (57) Director Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Michael S. Hyland, CFA (68) Director Portfolios Overseen: 71	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2012 (Class III)	None.
Douglas H. McCorkindale (75) Director Portfolios Overseen: 71	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Since 2012 (Class I)	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Director Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Since 2012 (Class I)	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Director Portfolios Overseen: 71	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Since 2013 (Class (III)	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Visit our website at www.prudentialfunds.com

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Richard A. Redeker (71) Director & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2012 (Class I)	None.
Robin B. Smith (75) Director Portfolios Overseen: 71	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Since 2012 (Class I)	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Director Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	Since 2012 (Class II)	None.
Interested Director
Scott E. Benjamin (41) Director Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	Since 2012 (Class III)	None.

Prudential Global Short Duration High Yield Fund, Inc.

Management of the Fund

(continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Stuart S. Parker (51) President	Since 2012	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).
Raymond A. O’Hara (58) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (39) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs (56) Secretary	Since 2012	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (56) Assistant Secretary	Since 2012	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (39) Assistant Secretary	Since 2012	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

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Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Andrew R. French (51) Assistant Secretary	Since 2012	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (36) Assistant Secretary	Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Since 2012	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
M. Sadiq Peshimam (50) Treasurer & Principal Financial and Accounting Officer	Since 2012	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (55) Assistant Treasurer	Since 2012	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (47) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (53) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a) Excludes Mr. Benjamin, an Interested Director of the Fund who also serves as Vice President.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2016, Class II term expires in 2017 and Class III term expires in 2015. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Global Short Duration High Yield Fund, Inc. (the “Fund”) consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and PIM, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-Independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2013. The Board considered that the Fund commenced operations on December 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Closed End Global Income Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index for the one-year period.
•

The Board concluded that, in light of the Fund’s recent inception date, it would be in the best interests of the Fund and its shareholders to allow the Fund’s performance record to continue to develop and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Global Short Duration High Yield Fund, Inc.

Privacy Notice

This privacy notice is being provided on behalf of the companies listed in this notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 3/2014 MUTU-D5563

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Asset Allocation Funds

Target Portfolio Trust, The

Advanced Series Trust

The Prudential Series Fund

Private Placement Trust Investors, LLC

All funds that include the following names: Prudential or PCP

MUTU-D5563

■ MAIL	■ MAIL (OVERNIGHT)	■ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
■ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	74433A109

PICE1001E    0267032-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended July 31, 2014 and the fiscal period ended July 31, 2013, KPMG, the Registrant’s principal accountant, billed the Registrant $44,625 and $114,500, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. The Registrant commenced operations on December 26, 2012, therefore no information is available prior to the fiscal period ended July 31, 2013.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Stephen P. Munn (chair), Kevin J. Bannon, Robin B. Smith, Ellen S. Alberding, Douglas McCorkindale, James E. Quinn, and Richard A. Redeker (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-US holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-US securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between the firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Any client may obtain a copy of our proxy voting policy, guidelines and procedures as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Paul Appleby, CFA, is a Managing Director and co-Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. Mr. Appleby was also a high yield bond credit analyst and worked in Prudential Financial’s private placement group. Before joining Prudential Financial in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Cignarella, CFA, is a Managing Director and co-Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Daniel Thorogood, CFA, is a Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of

Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in Prudential Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on Prudential Fixed Income’s Credit Research team. He joined Prudential Financial in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2014.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Invesment Companies/Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership
Paul Appleby, CFA	18 / $11,498,232,384	33 / $7,761,647,068 18 / $4,800,193,613	58 / $11,418,127,103 1 / $0	$50,001-$100,000

Michael J. Collins, CFA	27 / $25,569,482,958	8 / $4,978,135,242	16 / $5,860,617,417	$100,000+

Robert Spano, CFA, CPA	18 / $11,498,232,384	17 / $4,928,972,166	62 / $11,243,644,009 1 / $0	$10,001-$50,000

Terence Wheat, CFA	18 / $11,498,232,384	18 / $4,955,259,672	62 / $11,243,644,009 1 / $0	$50,001-$100,000

Daniel Thorogood, CFA	16 / $5,461,916,360	17 / $4,928,972,166	58 / $99,994,426,768 1 / $0	$0-$10,000

Ryan Kelly, CFA	18 / $11,498,232,384	17 / $4,928,972,166	62 / $11,243,644,009 1 / $0	$0

Brian Clapp, CFA	18 / $11,498,244,007	17 / $4,928,972,166	54 / $9,994,426,768 1 / $0	$0

Robert Cignarella, CFA	18 / $11,498,244,007	17 / $4,928,972,166	54 /$9,994,426,768 1 /$0	$0

Compensation and Conflicts Disclosure:

Prudential Investment Management, Inc. (PIM)

COMPENSATION. The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

•	business development initiatives, measured primarily by growth in operating income;

•	the number of investment professionals receiving a bonus; and

•	investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;

•	disclosure of the conflict; or

•	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•	Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•	Affiliated accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

•	Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

•	Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

•	Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.

•

Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. Prudential Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

•	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and Prudential Fixed Income may restrict purchases to avoid exceeding these thresholds. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•

Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PIM.

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.

•	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

•	Securities Holdings. PIM, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict. Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•	Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

•	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.

•	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2014